                                     EXHIBIT 4.1

                                   AMERICAN NATURAL
                                 FOODS MARKETING, INC.

NUMBER                                                                    SHARES

                  Incorporated under the laws of the State of Oregon
                                    CAPITALIZATION
                       50,000,000 Shares Common No Par Value
                       10,000,000 Shares Preferred No Par Value

THIS CERTIFIES THAT                                           CUSIP  028607 20 8

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                      SPECIMEN


is the owner of

               FULLY PAID AND NONASSESSABLE SHARES OF THE CAPITAL STOCK
                              OF NO PAR VALUE SHARES OF

                        AMERICAN NATURAL FOODS MARKETING, INC.


transferable upon the books of the corporation upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:
                                         AMERICAN NATURAL FOODS MARKETING, INC.
COUNTERSIGNED by

Transfer Agent and Registrar             /s/ RAGNAR LOVOLL
                                         ---------------------------------------
                                          Ragnar Lovoll              President


                                         /s/ JAMES MCKENZIE
-----------------------------------      ---------------------------------------
         Authorized Officer               James McKenzie             Secretary


                                    [cad 157]SEAL[cad 179]
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common         UNIF GIFT MIN ACT     Custodian
TEN ENT  -as tenants by the entireties                   ----------------------
                                                         (Cust.)        (Minor)
                                                           under Uniform Gifts
                                                           to Minors
JT TEN   -as joint tenants with right
          of survivorship and not as                       Act
          tenants in common                                    ----------------
                                                                   (State)

         Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED           HEREBY SELL, ASSIGN AND TRANSFER UNTO
                  -----------
Please insert social security or other
identifying number of assignee


------------------------------


--------------------------------------------------------------------------------
                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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                                                                          SHARES
--------------------------------------------------------------------------

OF THE CLASS B CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATION AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


                                                                        ATTORNEY
------------------------------------------------------------------------

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED BANK WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED            , 19
     ------------    ----

                                        ----------------------------------------

IN THE PRESENCE OF


---------------------------------------



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
CHANGE WHATEVER.